UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 26, 2015

Date of Report (Date of earliest event reported)

EXPERIENCE ART AND DESIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-174155	27-4673791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7260 W. Azure Drive Suite 140-952 Las Vegas, NV	89130
(Address of principal executive offices)	(Zip Code)

702-347-8521

Registrant’s telephone number, including area code

27929 S.W. 95 th Ave. Suite 1101, Wilsonville, OR 97070

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 17, 2015, there was a change in control of Experience Art and Design, Inc., a corporation organized under the laws of the State of Nevada (the "Company").

In accordance with the terms and provisions of that certain agreement dated December 17, 2015 (the "Agreement") by and between Li BoJia, the majority shareholder ("BoJia"), and Derrick Lefcoe, an individual (“Lefcoe”), Lefcoe purchased from BoJia an aggregate 55,000,000 shares of restricted common stock of the Company.

Therefore, in accordance with the transaction, the Company further accepted the resignation of its sole officer and director, Zhang Yue, as President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer effective December 16, 2015. Simultaneously, the Board of Directors appointed the consent of Lefcoe as the sole member of the Board of Directors and the President/Chief Executive Officer, Secretary and Treasurer/Chief Financial Officer of the Company.

Derrick Lefcoe Biography. During the past ten years, Mr. Lefcoe has been involved in marketing communications. Since 2004 to current date, Mr. Lefcoe has been employed at IAI North America as a Marketing Communications Specialist pursuant to which his duties include, but are not limited to, the following: (i) working with various upper executive management in development and identification of business opportunities; (ii) preparing business intelligence material; (iii) maintaining corporate registration with the United States Government (SAM record); (iv) coordinating visits by foreign nationals to governmental installations and other secure commercial facilities; (v) coordinating trade shows and other similar events; and (vi) preparing public relations and other outreach material.

From approximately 2000 to 2004, Mr. Lefcoe was employed with Watergate Dental Associates. Mr. Lefcoe’s duties included, but were not limited to, the following: (i) development and marketing of corporate website; (ii) development of corporate marketing material; (iii) working with upper management to identifying expansion opportunities; (iv) inventory management; (v) interface with patients for billing and other issues; and (vi) managing front desk operations.

Mr. Lefcoe earned a Masters of Arts in International Relations at the University of Kent at Canterbury in 1997. Mr. Lefcoe also earned a Bachelor of Science in Computer Science from the London Guildhall University in 1995.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Chart

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 80,409,600 shares of common stock issued and outstanding (which includes 55,000,000 shares issuable to BoJia effective December 16, 2015) but as of the date of this Current Report not yet issued by the transfer agent.

Name and Address of Officer/Director or 5% or Greater Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Derrick Lefcoe, Sole Director and President/CEO, Secretary, CFO Address	55,000,000*	68.400%
CI Holdings Inc., Shareholder 27929 SW 95th Avenue Suite 601 Wilsonville, Oregon 97070	9,700,000	12.063%
Directors and Executive Officers as a Group (1)	55,000,000	68.400%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Current Report. As of the date of this Current Report, there are 80,409,600 shares of common stock  issued and outstanding, which includes the 55,000,000 shares issuable effective as of January 08, 2016

BUSINESS OPERATIONS

Prior Business Operations

The Company has been a fully operational development stage company engaged in the business of creating reproductions of historic bronze sculpture molds representing ancient historic masterpieces. Up to the date of the Agreement, the Company continuously and actively promoted its sole operating business of sculpture reproductions and marketing thereof through its wholly-owned subsidiary, Chiurazzi Srl. Chiurazzi Srl owned more than 1,650 historic bronze sculpture molds representing ancient historic masterpieces.

Proposed Future Business Operations

Subsequent to the Agreement, the business operations of the Company will change. Management will disclose the nature of such business operations and associated risks in a future current report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPERIENCE ART AND DESIGN, INC.

DATE: January 11, 2016	/s/Derrick Lefcoe
Derrick Lefcoe
Chief Executive Officer